SUBSTITUTE TRUSTEE'S DEED




THE STATE OF TEXAS
                                   KNOW ALL MEN BY THESE PRESENTS:
COUNTY OF EL PASO



     WHEREAS, on August 11, 1993, Mountain Plaza Associates, Ltd., a Texas limited partnership ("Borrower"), executed and delivered that certain Deed of Trust Note ("Note") in the original principal amount of Three Million Five Hundred Seventy-Two Thousand and No/100 Dollars ($3,572,000.00), payable to the order of Arbor National Mortgage, Inc., a New York corporation ("Arbor Mortgage"); and

     WHEREAS, the note was secured in part by the liens created in that certain Deed of Trust and Security Agreement ("Deed of Trust") dated of even date therewith, executed by Borrower, to William A. Kramer, Trustee, for the benefit of Arbor Mortgage, recorded in Book 2599, Page 2195, Real Property Records, El Paso County, Texas, against certain real property located in El Paso County, Texas, and improvements situated thereon ("Property"), said Property being two tracts of land described by metes and bounds in Exhibit A attached hereto and incorporated herein by reference for all purposes; and

     WHEREAS, Arbor Mortgage sold, transferred and assigned the Note and Deed of Trust to Arbor National Commercial Mortgage Corporation ("Arbor Commercial Mortgage") by instrument recorded in Book 2599, Page 2253, Real Property Records, El Paso County, Texas; and

     WHEREAS, on August 11, 1993, Arbor Commercial Mortgage sold, transferred, assigned and endorsed the Note to First Boston Mortgage Capital Corporation
("First Boston") and by instrument recorded in Book 2666, Page 1640, Real Property Records, El Paso County, Texas, Arbor Commercial Mortgage sold, transferred and assigned all its right, title and interest in and to the Deed of Trust to First Boston; and

     WHEREAS, on or about February 10, 1995, CS First Boston Mortgage Securities Corp. included the Note in a pool of mortgage loans sold as the DLJ Mortgage Acceptance Corp. and CS First Boston Mortgage Securities Corp. Multifamily Mortgage Pass-Through Certificates, Series 1994-MF1 ("Trust Certificates"); and

     WHEREAS, State Street Bank and Trust Company ("State Street Bank") is the trustee of the Trust Certificates and the current holder of legal title to the Note and Deed of Trust, with all powers of acceleration, appointment and foreclosure thereunder; and

     WHEREAS, default has occurred under the terms and provisions of the Note, the indebtedness evidenced by the Note ("Loan") has been accelerated and the Loan is wholly matured and due and payable; and

     WHEREAS, pursuant to the terms and provisions of the Deed of Trust, State Street Bank exercised its right to appoint a Substitute Trustee, and by virtue of that certain Appointment of Substitute Trustee dated July 24, 1996, the undersigned was appointed Substitute Trustee in accordance with the provision therefor contained in the Deed of Trust, and State Street Bank has requested Substitute Trustee to sell the Property to satisfy the Loan; and

     WHEREAS, pursuant to State Street Bank's request and fully in accordance with the terms and provisions of the Deed of Trust, I proceeded to sell the Property at public auction in the first floor lobby area of the El Paso County Courthouse, 500 East San Antonio Street, El Paso, Texas, no earlier than 1:00 p.m. and no later that 4:00 p.m. on Tuesday, September 3, 1996, after having given notice of the earliest and latest hour, place and terms of such sale, as prescribed by law and by the terms of the Deed of Trust, by filing or causing to be filed with the County Clerk of El Paso County, Texas, notice of sale at least twenty-one (21) days preceding the day of the proposed sale, and by causing to be posted written notice thereof at least twenty-one (21) days preceding the day of the proposed sale on the bulletin board of the El Paso County Courthouse, El Paso, Texas, and by serving written notice at least twenty-one (21) days preceding the day of the proposed sale, by certified and regular mail, to Borrower's most current address as shown in State Street Bank's records; and

     WHEREAS, at such sale the Property was by me struck off to State Street Bank and Trust Company, Trustee of the DLJ Mortgage Acceptance Corp. and CS First Boston Mortgage Securities Corp. Multifamily Mortgage Pass-Through Certificates, Series 1994-MF1 (hereinafter, "Grantee"), at the hour of 1:39 p.m., within three (3) hours of the notice of the earliest time of sale, for the price of Three Million Four Hundred Sixty Thousand and No/100 Dollars ($3,460,000.00), it being the best and highest bidder therefor, and said consideration being the best and highest bid therefor.

     NOW, THEREFORE, KNOW ALL MEN BY THESE PRESENTS, that I, Betty Piper Paschal, of Dallas County, Texas, Substitute Trustee as aforesaid by virtue of the powers granted unto me by the Deed of Trust, and in consideration of the foregoing premises and of the value expressed above conveyed to me by Grantee, the receipt and sufficiency of which are hereby acknowledged, have GRANTED, SOLD and CONVEYED, and by these presents do GRANT, SELL and CONVEY, the Property unto Grantee;

     TO HAVE AND TO HOLD the Property, together with all and singular, the rights and appurtenances thereto and in anywise belonging to Grantee and its successors and assigns forever, and for and on behalf of Borrower's successors and assigns, to warrant and forever defend, all and singular, the Property, insofar as authorized by the Deed of Trust, unto Grantee and its successors and assigns against every person whomsoever lawfully claiming or to claim the same or any part thereof.

     WITNESS MY HAND this 3rd day of September, 1996.



                                   /s/Betty Piper Paschal
                                   Betty Piper Paschal
                                   Substitute Trustee


STATE OF TEXAS

COUNTY OF EL PASO

     This instrument was acknowledged before me on the 3rd day of September, 1996, by Betty Piper Paschal.



                                   /s/E.K. Zorin
                                   Notary Public, State of Texas
                                   My Commission expires
                                   12/08/98


                                   Exhibit A
TRACT 1

Description of a 5.4111 acre parcel of land being a portion of Block "G" Arnold Foothills, City of El Paso, El Paso County, Texas, and being more particularly described by metes and bounds as follows to wit:

Starting at a found U.S. Army Brass Cap set in concrete, located at the Southeasterly corner of Block B, Arnold Foothills, Thence South 88 degrees 55 minutes 10 seconds West a distance of 298.75 feet to a set 5/8" diameter rebar with a cap said point lying on the westerly right-of-way line of Alabama Street said being the "TRUE POINT OF BEGINNING";

Thence South 88 degrees 55 minutes 10 seconds West a distance of 252.33 feet to a chiseled "x" on concrete drainage flume;

Thence North 42 degrees 56 minutes 30 seconds West a distance of 199.83 feet to a set 5/8" diameter rebar with cap;

Thence North 01 degree 18 minutes 06 seconds West a distance of 506.85 feet to a set 5/8" diameter rebar with cap;

Thence North 11 degrees 30 minutes 00 seconds West a distance of 160.00 feet to a set chiseled "x" on concrete sidewalk located on the southerly right-of-way line of Zion Drive;

Thence along said southerly right-of-way line Zion Drive North 84 degrees 15 minutes 20 seconds E a distance of 61.63 feet to a chiseled "x" on concrete sidewalk;

Thence 45.94 feet along said southerly right-of-way line of Zion Drive and along the arc of a curve to the left whose interior angle of 09 degrees 03 minutes 06 seconds, whose radius is 290.68 feet, and whose chord bears North 79 degrees 43 minutes 42 seconds East a distance of 45.89 feet to a chiseled "x" on concrete sidewalk;

Thence South 13 degrees 15 minutes 40 seconds East a distance of 151.40 feet to a set 5/8 inch diameter rebar with cap;

Thence South 52 degrees 10 minutes 15 seconds East a distance of 21.78 feet to a set 5/8" diameter rebar with cap;

Thence North 88 degrees 55 minutes 10 seconds East a distance of 33.24 feet to a set chiseled "x" on front of rockwall;


Exhibit A to Substitute Trustee's Deed
Executed by Named Substitute Trustee
on Behalf of State Street Bank and Trust Company

                             Exhibit A (Continued)


Thence North 76 degrees 04 minutes 26 seconds East a distance of 105.78 feet to a set 5/8" diameter rebar with cap along the Westerly right-of-way line of Alabama Street;

Thence 152.36 feet along the westerly right-of-way line of said Alabama Street and along the arc of a curve to the left, whose interior angle is 2 degrees 59 minutes 04 seconds, whose radius is 2925.00 feet, and whose chord bears South 15 degrees 11 minutes 28 seconds East a distance of 152.34 feet to set 5/8" diameter rebar with cap;

Thence along said westerly right-of-way line of Alabama Street South 16 degrees 41 minutes 00 seconds East a distance of 72.70 feet to set nail and shiner on rockwall;

Thence 475.73 feet along said westerly right-of-way line of Alabama Street and along the arc of a curve to the right whose interior angle is 14 degrees 44 minutes 02 seconds, whose radius is 1849.96 feet, and whose chord bears South 09 degrees 18 minutes 59 seconds East a distance of 474.42 feet back to the "TRUE POINT OF BEGINNING" and said parcel containing 235,709.68 square feet or 5.4111 acres of land more or less.


TRACT 2

Description of a 2.7579 acre parcel of land being all of Block "D" and a portion of Block "C", Arnold Foothills, and a vacated portion of Atlas Avenue, City of El Paso, El Paso County, Texas, and being more particularly described by metes and bounds as follows to wit:

Starting at a found U.S. Army Brass Cap set in concrete, located at the southeasterly corner of Block B, Arnold Foothills, Thence South 88 degrees 55 minutes 10 seconds West a distance of 551.08 feet to a set chiseled "x" on concrete drainage flume, Thence North 42 degrees 56 minutes 30 seconds West a distance of 199.83 feet to a set 5/8" diameter with rebar with cap, Thence North 01 degree 18 minutes 06 seconds West a distance of 506.85 feet to a set 5/8" diameter rebar with cap, Thence North 11 degrees 30 minutes 00 seconds West a distance of 220.30 feet to a set nail on rockwall, said nail being the "TRUE POINT OF BEGINNING";

Thence North 11 degrees 30 minutes 00 seconds West a distance of 536.95 feet to a set 5/8" diameter rebar with cap;

Thence North 88 degrees 49 minutes 00 seconds East a distance of 329.25 feet to a set nail and shiner on the westerly right-of-way line of Alabama Street;

Thence along said westerly right-of-way line of Alabama Street South 01 degree 11 minutes 00 seconds East a distance of 80.10 feet to a set nail and shiner on rockwall;

Thence 230.51 feet, continuing along the westerly right-of-way line of Alabama Street and along the arc of the curve to the left whose interior angle is 04 degrees 30 minutes 55 seconds, whose radius is 2925.00 feet and whose chord bears South 03 degrees 26 minutes 28 seconds East a distance of 230.45 feet to set chiseled "x" on concrete sidewalk;

Thence South 84 degrees 18 minutes 05 seconds West a distance of 144.76 feet to a set 5/8" diameter rebar with cap;

Thence South 01 degree 03 minutes 00 seconds East a distance of 196.75 feet to a set 5/8" diameter rebar with cap, said point being on the northerly right-of-way line of Zion Drive;

Thence 30.26 feet along said northerly right-of-way line of Zion Drive and along the arc of a curve to the right whose interior angle 7 degrees 31 minutes 00 seconds and whose radius is 230.68 feet, and whose chord bears South 80 degrees 29 minutes 50 seconds West a distance of 30.24 feet to a set 5/8" diameter rebar with cap;

Thence continuing along said northerly right-of-way of Zion Drive South 84 degrees 15 minutes 20 seconds West a distance of 67.67 feet back to the "TRUE POINT OF BEGINNING" and said parcel containing 120,132.25 square feet or 2.7579 acres of land more or less.